Exhibit 99.1

NEWS RELEASE Lakes Entertainment, Inc. 130 Cheshire Lane, Suite 101 Minnetonka, MN 55305 952-449-9092 952-449-9353 (fax) www.lakesentertainment.com (NASDAQ: LACO)

FOR FURTHER INFORMATION CONTACT:

Timothy Cope – 952-449-7030

FOR IMMEDIATE RELEASE:

June 23, 2015

LAKES ENTERTAINMENT ANNOUNCES APPROVALS RELATED TO PROPOSED GOLDEN GAMING MERGER

MINNEAPOLIS – June 23, 2015 – Lakes Entertainment, Inc. (NASDAQ: LACO) today announced voting results of its Special Shareholders’ Meeting (the “Special Meeting”), pursuant to the definitive proxy statement filed with the Securities and Exchange Commission on May 4, 2015 (“Special Meeting Proxy”). Lakes also announced the status of certain licensing approvals and reiterated its previously announced plans for the 2015 annual meeting of Lakes’ shareholders.

Special Meeting Results

At Lakes’ Special Meeting, which was held on June 17, 2015 in Minneapolis, Minnesota, the shareholders voted to approve all proposals included in the Special Meeting Proxy, including the issuance of shares of Lakes common stock in connection with the previously announced proposed merger (the “Merger”) with Sartini Gaming, Inc. (together with its consolidated subsidiaries, “Golden Gaming”). Golden Gaming is a diversified group of gaming companies that focus on three business lines: distributed gaming, tavern operations and casino operations.

At the Special Meeting, the shareholders also voted to approve the amendment of Lakes’ Second Amended Bylaws to authorize the Lakes Board of Directors to determine the number of directors and voted to approve on an advisory (non-binding) basis, the compensation that may be paid or become payable to the Lakes named executive officers in connection with the Merger.

Licensing Approval Status

On June 18, 2015 the State of Maryland granted licensing approvals related to the operation of Lakes’ Rocky Gap Casino Resort to Golden Gaming associated with the proposed Merger. The State of Nevada is expected to complete its review of Lakes for licensing related to the proposed Merger during July. These licensing approvals are required to be completed prior to the closing of the Merger.

“The Lakes shareholder approval at the Special Meeting, as well as the licensing approval in Maryland, collectively bring us one step closer to establishing a national, diversified gaming company,” said Blake L. Sartini, Chief Executive Officer of Golden Gaming. “As a result, we continue to move towards the close of our transaction and the formation of our new company, Golden Entertainment.”

Annual Meeting

The Lakes annual meeting of shareholders is tentatively scheduled for 3:00 p.m. Central time on July 29, 2015 at the offices of Gray, Plant, Mooty, Mooty & Bennett, P.A. located at 500 IDS Center, 80 South Eighth Street, Minneapolis, Minnesota 55042. A Preliminary Proxy Statement describing the matters to be proposed to shareholders was filed with the Securities and Exchange Commission (“SEC”) on June 18, 2015. If the SEC chooses to review the Preliminary Proxy Statement, the date of the annual meeting would likely be delayed.

Lyle Berman, Lakes’ Chief Executive Officer and Chairman of the Board stated, “The closing of the Merger is subject to various closing conditions, including but not limited to, the approval by the Lakes shareholders of the issuance of shares, which has now been received, shareholder approval at the annual meeting to opt out of the Minnesota Control Share Acquisition Act and certain gaming approvals including the recently received Maryland approval and the pending Nevada approval. Given the current status of these and all other closing conditions, it is currently estimated that the Merger could close during the third quarter of 2015.” Mr. Berman continued, “We continue to believe this transaction will be beneficial to the existing Lakes shareholders and we look forward to its finalization.”

Forward-Looking Statements

Statements in this press release include forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements include, among others, the expected benefits of a potential combination of Lakes and Golden Gaming, pursuant to an agreement and plan of merger, as amended, (the “Merger Agreement”) and expectations about future business plans, prospective performance and opportunities; the expected timing of the completion of the transaction; the ability and impact of refinancing Golden Gaming debt; the obtaining of required regulatory approvals and approval by Lakes’ shareholders. These forward-looking statements may be identified by the use of words such as “expect,” “anticipate,” “believe,” “estimate,” “potential,” “should,” “could,” “would,” “will” or similar words intended to identify information that is not historical in nature. These forward-looking statements are based on current expectations and assumptions of management of Lakes and Golden Gaming and are subject to risks, uncertainties and changes in circumstances that could cause the actual events and results in future periods to differ materially from the expectations of Lakes and Golden Gaming and those expressed or implied by these forward-looking statements. The inclusion of such statements should not be regarded as a representation that such plans, estimates or expectations will be achieved. These risks, uncertainties and changes in circumstances include (a) the possibility that the Merger does not close when expected or at all; (b) the ability and timing to obtain required regulatory approvals (including approval from gaming regulators) and Lakes’ shareholder approval, and to satisfy or waive other closing conditions, or that the parties to the Merger Agreement may be required to modify aspects of the transaction to achieve regulatory approval; (c) the occurrence of any event, change or other circumstance that could give rise to the termination of the Merger Agreement or could otherwise cause the Merger to fail to close; (d) the ability of Lakes and Golden Gaming to promptly and effectively integrate their respective businesses; (e) the outcome of any legal proceedings that may be instituted in connection with the transaction; (f) the receipt of an unsolicited offer from another party for an alternative business transaction that could interfere with the proposed Merger; (g) the ability to retain key employees of Lakes and Golden Gaming; (h) that there may be a material adverse change affecting Lakes or Golden Gaming, or that the respective businesses of Lakes or Golden Gaming may suffer as a result of uncertainty surrounding the transaction; and (i) the risk factors disclosed in Lakes’ filings with the Securities and Exchange Commission, including its Annual Report on Form 10-K. Forward-looking statements reflect Lakes’ and Golden Gaming’s management’s analysis and expectations only as of the date of this press release, and Lakes does not undertake to update or revise these statements, whether written or oral, to reflect subsequent developments, except as required under the federal securities laws. Readers are cautioned not to place undue reliance on any of these forward-looking statements.

Additional Information and Where to Find It

This communication may be deemed to be solicitation material for the shareholder vote at the Lakes annual meeting tentatively scheduled for July 29, 2015. Lakes filed a preliminary proxy statement for the annual meeting of Lakes shareholders and may file other relevant materials and documents with the SEC. The definitive proxy statement will be mailed to Lakes’ shareholders after it is filed. This communication does not constitute a solicitation of any vote or proxy from any shareholder of Lakes. INVESTORS ARE URGED TO READ THE DEFINITIVE PROXY STATEMENT IN ITS ENTIRETY AND ANY OTHER DOCUMENTS OR MATERIALS TO BE FILED WITH THE SEC IN CONNECTION WITH THE ANNUAL MEETING OR INCORPORATED BY REFERENCE IN THE DEFINITIVE PROXY STATEMENT BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE ANNUAL MEETING. Investors will be able to obtain free copies of the definitive proxy statement, and other relevant materials and documents filed with the SEC, without charge, at the SEC’s web site at www.sec.gov. In addition, investors will be able to obtain free copies of the definitive proxy statement, and other relevant materials and documents filed with the SEC by directing a written request to Investor Relations, Lakes Entertainment, Inc., 130 Cheshire Lane, Suite #101, Minnetonka, MN 55305, or by accessing Lakes’ website at www.lakesentertainment.com under the heading “Investors” and then “SEC Filings.”

Participants in the Solicitation

Lakes, Golden Gaming and their respective directors, executive officers and certain other members of management and employees may be deemed to be “participants” in the solicitation of proxies from shareholders of Lakes in connection with the proposed transaction, including with respect to the matters described in the preliminary proxy statement for the Lakes 2015 annual meeting of shareholders. Information about Lakes’ directors and executive officers is available in Lakes preliminary proxy statement, filed with the SEC on June 18, 2015, for its 2015 annual meeting of shareholders. Additional information regarding participants in the proxy solicitation and a description of their interests in the proposed transaction will be contained in the definitive proxy statement to be filed by Lakes with the SEC in connection with the annual meeting and other relevant documents or materials that may be filed with the SEC regarding the proposed transaction.

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